SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 19, 2010

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On February 19, 2010, Varian Medical Systems, Inc. (the “Company”) dismissed Mohler, Nixon & Williams (“Mohler Nixon”), the independent registered public accounting firm for the audit of the Varian Medical Systems, Inc. Retirement Plan (the “Plan”).  Since the audit involves only the Plan, which is independent of the Company, the change in independent registered public accounting firms was reviewed and recommended by the Company’s management, which through the Varian Medical Systems, Inc. Benefits Committee, comprised of members of management, administers the Plan.

Mohler Nixon’s reports on the Plan’s financial statements for the fiscal years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Plan’s fiscal years ended December 31, 2008 and 2007 and through February 19, 2010, there have been (1) no disagreements with Mohler Nixon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not satisfactorily resolved would have caused Mohler Nixon to make reference to the subject matter of the disagreements in connection with its reports and (2) no reportable events with the Plan as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Mohler Nixon with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that Mohler Nixon furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Mohler Nixon agrees with the above disclosures. A copy of the letter from Mohler Nixon to the Securities and Exchange Commission, dated February 22, 2010, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On February 19, 2010, the Company engaged Burr Pilger Mayer, Inc. (“BPM”) to act as the new independent registered public accounting firm for the audit of the Plan.  During the Plan’s fiscal years ended December 31, 2008 and 2007 and through February 19, 2010, neither the Plan, nor anyone acting on its behalf, consulted with BPM regarding (a) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Plan’s financial statements, and no written report or oral advice was provided that BPM concluded was an important factor considered by the Plan in reaching a decision as to any such accounting, auditing or financial reporting issue or (b) any other matter described in Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

16.1           Letter from Mohler, Nixon & Williams re: Change in Certifying Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ JOHN W. KUO
Name:	John W. Kuo
Title:	Corporate Vice President, General Counsel and Secretary

Dated:  February 22, 2010

EXHIBIT INDEX

Number	Exhibit

16.1	Letter from Mohler, Nixon & Williams re: Change in Certifying Independent Registered Public Accounting Firm.